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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                                    THQ INC.
               (Exact name of registrant as specified in charter)

             Delaware                    0-18813                13-3541686
   ----------------------------        -----------          --------------------
   (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)             File Number)          Identification No.)

        29903 Agoura Road Agoura Hills, California                 91301
        ------------------------------------------               ----------
         (Address of principal executive offices)                (Zip Code)

                                 (818) 871-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2006, THQ Inc. ("THQ" or the "Registrant") issued a press release announcing its financial results for the first fiscal quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1.

In addition to containing results determined in accordance with United States generally accepted accounting principles ("GAAP"), the earnings release attached as Exhibit 99.1 discloses the non-GAAP financial measures of operating income, gross profit, certain expenses (including sales and marketing, product development, general and administrative), net income and earnings per share for the first fiscal quarter of 2007, which exclude equity-based compensation, to allow for a better comparison of results in the first quarter of fiscal 2007 to those in the same prior year period that did not include FAS 123(R) equity-based compensation. THQ's reference to these measures should be considered in addition to results that are presented as consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Registrant's current financial performance and the Registrant's prospects for the future and provide further information for comparative information due to the adoption of the new accounting standard FAS 123(R). Specifically, the Registrant believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results and business outlook.

The non-GAAP financial measures included in the earnings release have been reconciled to the comparable GAAP results. The Registrant believes the non-GAAP measures that exclude equity-based compensation enhance the comparability of results against prior periods. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Neither the information in this Form 8-K nor the information in the press release shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

             (d)   EXHIBITS

                   EXHIBIT
                   NUMBER        DESCRIPTION
                   ----------    -----------------------------------------------
                   99.1          Press Release dated July 27, 2006, relating to
                                 THQ's financial results for the first fiscal quarter of 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, THQ has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            THQ INC.


                                            By:   /s/ Edward K. Zinser
                                                  ------------------------------
Date: July 27, 2006                               Edward K. Zinser,
                                                  Executive Vice President and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
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99.1           Press Release dated July 27, 2006, relating to THQ's financial results for the first fiscal quarter of 2007.